UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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SUSSEX BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 27, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Sussex Bancorp, the holding company for Sussex Bank, which will be held on April 24, 2013, at 10:00 a.m., Eastern Time, at the Crystal Springs Country Club, located at 1 Wild Turkey Way, Hamburg, NJ 07419.

The attached Notice of Annual Meeting of Shareholders and proxy statement describe the formal business that we will transact at the Annual Meeting.

The Board of Directors of Sussex Bancorp has determined that an affirmative vote on each matter that calls for an affirmative vote is in the best interest of Sussex Bancorp and its shareholders and unanimously recommends a vote “FOR” all such matters considered at the Annual Meeting. The Board of Directors has also determined that an advisory vote on the compensation of our named executive officers occurring every three years is the most appropriate alternative for Sussex Bancorp and its shareholders and unanimously recommends a vote of every “3 YEARS” with respect to the frequency of such an advisory vote.

Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of Sussex Bancorp and Sussex Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

Anthony Labozzetta

President and Chief Executive Officer

IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT 973-827-2914

SUSSEX BANCORP

200 Munsonhurst Road

Route 517

Franklin, NJ 07416

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE	Wednesday, April 24, 2013

TIME	10:00 A.M. Eastern Time

PLACE	Crystal Springs Country Club
1 Wild Turkey Way
Hamburg, NJ 07419

ITEMS OF BUSINESS	(1) Election of the four nominees named in the attached proxy statement as directors to serve on the Board of Directors for a three-year term;

(2) Ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3) Consideration and approval of a non-binding advisory resolution on the compensation of our named executive officers;

(4) Consideration and vote upon a non-binding advisory proposal on the frequency of the advisory vote concerning compensation of our named executive officers;

(5) Consideration and approval of the Sussex Bancorp 2013 Equity Incentive Plan; and

(6) Consideration of any other business properly brought before the meeting, and any adjournment or postponement thereof.

RECORD DATE	The record date for the Annual Meeting is March 4, 2013. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

PROXY VOTING	You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please submit the enclosed proxy or voting instructions by mail. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

Linda Kuipers
Secretary

Franklin, New Jersey

March 27, 2013

i

SUSSEX BANCORP

200 Munsonhurst Road

Route 517

Franklin, NJ 07416

(973) 827-2914

PROXY STATEMENT FOR THE

2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 24, 2013

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors, or the Board, of Sussex Bancorp is soliciting your proxy to vote at the 2013 Annual Meeting of Shareholders. This proxy statement and proxy card is being mailed to shareholders on or about March 27, 2013. As used in this proxy statement, “we,” “us” and “our” refer to Sussex Bancorp and/or its subsidiaries, depending on the context. The term “Annual Meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.

Who can vote at the Annual Meeting?

Only shareholders of record as of the close of business on March 4, 2013, will be entitled to vote at the Annual Meeting. On this date, there were 3,423,713 shares of common stock issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on March 4, 2013, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card by mail to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 4, 2013, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of our outstanding shares entitled to vote at the Annual Meeting are present at the Annual Meeting in person or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

What am I voting on and how many votes are needed to approve each proposal?

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of “FOR” votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Accordingly, the four nominees receiving the most “FOR” votes will be elected as directors. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2013, will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the vote. Similarly, broker non-votes will have no effect on the vote.

Proposal 3: Consideration and Approval of a Non-binding Advisory Resolution on the Compensation of Our Named Executive Officers. The approval of the non-binding advisory resolution on the compensation of our named executive officers will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

Proposal 4: Consideration and Vote Upon a Non-binding Advisory Proposal on the Frequency of the Advisory Vote Concerning Compensation of Our Named Executive Officers. The choice receiving the greatest number of votes – every year, every two years or every three years – will be the frequency that shareholders will be deemed to have approved. Broker non-votes and abstentions will have no effect on the vote.

Proposal 5: Consideration and Vote Upon Sussex Bancorp 2013 Equity Incentive Plan. The approval of the Sussex Bancorp 2013 Equity Incentive Plan will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee may vote the shares with respect to matters that are considered to be “routine,” but may not vote the shares with respect to “non-routine” matters. Proposals 1, 3, 4 and 5 are considered “non-routine” and Proposal 2 is considered “routine” under The NASDAQ Stock Market LLC, or NASDAQ, listing rules.

How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. The Board recommends a vote:

•	“FOR” the election of the four nominees to the Board;

•	“FOR” the ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	“FOR” the approval of the non-binding advisory resolution on the compensation of our named executive officers;

•	of “3 YEARS” for the frequency with which shareholders are provided a non-binding advisory vote on the compensation of our named executives; and

•	“FOR” the approval of the Sussex Bancorp Equity Incentive Plan.

With respect to any other matter that properly comes before the Annual Meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion in the best interest of the Company and its shareholders. As of the date of this proxy statement, the Board had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

How do I vote?

You may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee you specify. For Proposal 4, you may either vote for every “3 Years,” “2 Years” or “1 Year” or abstain from voting. For any other matter to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may a) vote in person at the Annual Meeting or b) vote by proxy using the enclosed proxy card, in each case as described below. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

▪	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

▪	To vote by proxy, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the designation proxy holders will vote your shares as you direct.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares “FOR” Proposals 1, 2, 3 and 5 and every “3 YEARS” for Proposal 4 as set forth in the Notice of Annual Meeting of Shareholders.

If any other matter is presented, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion in the best interest of the Company and its shareholders.  As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than that listed in the Notice of Annual Meeting of Shareholders.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

May I change my vote after submitting my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record of your shares, you may revoke your proxy in any one of three ways:

▪	filing a timely written revocation of the proxy with our Secretary;

▪	submitting a signed proxy card bearing a later date; or

▪	attending and voting in person at the Annual Meeting.

If your shares are not registered in your own name, you will need the appropriate documentation from the shareholder of record to vote personally at the Annual Meeting.

Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

Who will bear the expense of soliciting proxies?

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

When are shareholder proposals due for the 2014 Annual Meeting of Shareholders?

If you wish to submit proposals to be included in our proxy statement for the 2014 Annual Meeting of Shareholders, we must receive them on or before November 29, 2013, pursuant to the proxy soliciting regulations of the Securities and Exchange Commission, or the SEC. Nothing in this paragraph shall be deemed to require us to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

In addition, under our Amended and Restated By-laws, if you wish to nominate a director for the 2014 Annual Meeting of Shareholders, the following criteria must be met: (i) you must be a shareholder of record; (ii) you must have given timely notice in writing to our Secretary; and (iii) your notice must contain specific information required in Article III of our Amended and Restated By-laws. Any nomination for director should be received by the Chairman on or before January 28, 2014. For additional information about our director nomination requirements, please see our Amended and Restated By-laws.

Obtaining an Annual Report on Form 10-K

We will provide a copy of our 2012 Annual Report on Form 10-K without charge, upon written request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. Requests should be made in writing addressed to Linda Kuipers, Secretary, Sussex Bancorp, 200 Munsonhurst Road, Route 517, Franklin, NJ 07416. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding registrants, including our company.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2013.

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, are available free of charge at http://www.snl.com/irweblinkx/GenPage.aspx?IID=4015338&GKP=203214.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board comprises 12 directors. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the four individuals listed in the table below for election as directors at the Annual Meeting. If you elect the nominees listed below, they will hold office until the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. All nominees are currently serving on our Board.

There are no arrangements or understanding between any director, or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominee. We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

Name	Age(1)	Term Expires	Position(s) Held	Director Since
Richard Branca	65	2016	Independent Director	2005
Katherine H. Caristia	59	2016	Independent Director	2010
Anthony Labozzetta	49	2016	President and Chief Executive Officer; Director	2010
Robert McNerney	54	2016	Independent Director	2011

(1) Age as of March 1, 2013.

Vote Required

Directors are elected by a plurality of the votes cast at the meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The four nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board.

Our Recommendation

The Board unanimously recommends a vote “FOR” each of the nominees set forth above.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

Set forth below are the names, ages, principal occupations, and business experience, as well as their prior service on the Board, if any, for the remaining members of our Board whose terms continue beyond the Annual Meeting. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years.

Name	Age(1)	Term Expires	Position(s) Held	Director Since
Patrick Brady	59	2014	Independent Director	2005
Edward J. Leppert	52	2014	Chairman of the Board; Independent Director	2001
Richard Scott	76	2014	Independent Director	1976
John E. Ursin	45	2014	Independent Director	2012
Anthony S. Abbate	73	2015	Independent Director	2007
Mark J. Hontz	46	2015	Independent Director	1998
Donald L. Kovach	77	2015	Director	1976
Timothy Marvil	51	2015	Independent Director	2008

(1) Age as of March 1, 2013.

Nominees for Election

Mr. Richard Branca is the owner and President of Bergen Engineering Company, East Rutherford, New Jersey. He is also the President of Branca Properties, which owns and manages over 1.3 million square feet of office, warehouse and retail space. Mr. Branca also serves as a Principal of Concord Hospitality, an entity which owns or operates over 84 full and select service hotels throughout the United States and Canada. Mr. Branca’s broad based business experience has provided him with insight and understanding of many of the same issues that both our small business customers and we deal with today, including financial and strategic planning, capital allocation and management development.

Ms. Katherine H. Caristia is a certified public accountant and has served as the Chief Operating Officer/Chief Financial Officer of the Jan Group of Companies of Randolph, New Jersey since 2001. She was previously the Controller of the Jan Group of Companies. Her accounting and prior business positions have given Ms. Caristia experience in the service, retail and financial sectors. Ms. Caristia’s financial and accounting background allow her to provide insight to the Board on many of the issues we deal with on a daily basis. In addition, Ms. Caristia’s accounting experience qualifies her to serve as the Chairman of our Audit Committee.

Mr. Anthony Labozzetta has been our President and Chief Executive Officer since January 2010. He was previously an Executive Vice President of TD Bank from 2006 to 2010. Prior to joining TD Bank, Mr. Labozzetta served as the Senior Executive Vice President and COO of Interchange Financial Services Corporation until its acquisition by TD Bank in 2006. Mr. Labozzetta also previously served as the Chief Financial Officer of Interchange Financial Services Corporation. He was formerly a certified public accountant with Deloitte & Touche. With more than 25 years of banking experience, including strategic planning and growth, regulatory compliance, investor relations, risk management, mergers and acquisitions and management development, Mr. Labozzetta has extensive and diverse knowledge of the banking business, which will provide valuable insight on many of the present and future challenges facing us.

Mr. Robert McNerney has been the owner of a real estate company, McNerney & Associates, Inc., since 1981. McNerney & Associates, Inc. provides appraisal, management, brokerage and development services throughout northern New Jersey and New York. He is a licensed appraiser and real estate broker in NJ and NY and holds an MAI and SRA designation from the Appraisal Institute. He holds a CRE designation from the Counselors of Real Estate which is awarded to individuals nominated by their peers who possess extensive experience in the commercial real estate business. Mr. McNerney’s extensive experience in the real estate markets and as a business owner will provide us valuable insight into the current market.

Continuing Directors

Mr. Patrick Brady has been the Chief Executive Officer of Heath Alliance for Care of Hackettstown, New Jersey, a not for profit corporation providing housing and services for the elderly, since 1995. Heath Alliance for Care, Inc. is parent to Heath Village, Inc., Canterbury Village, Inc. and Heath Care Management, Inc. (a for profit corporation). Mr. Brady was also formerly a trustee of Cathedral Healthcare Systems. As a Chief Executive Officer, Mr. Brady has experience in many of the issues we deal with, including financial and strategic planning, technology and government relations.

Mr. Edward J. Leppert is a certified public accountant and founder of Leppert Group LLC, and has been in public practice since 1986. Effective January 1, 2012, he was elected Chairman of the Board of both the Company and Sussex Bank. He previously served as Vice Chairman of the Board and has also served as the Chairman of the Audit, Executive, and Nominating and Corporate Governance Committees. His experience with financial and corporate governance matters and knowledge of the customers and communities in the northern New Jersey marketplace are beneficial to us.

Dr. Richard W. Scott is a founding organizer of Sussex Bank and has served on its Board since it was formed. He has been a practicing dentist in New Jersey for 50 years. The Board benefits from his long term knowledge of our market area and customers.

John E. Ursin, Esq. has been a partner at the law firm of Schenck, Price, Smith & King, LLP since January 7, 2013 and was previously a partner at the law firm of Courter, Kobert & Cohen, P.C. from September 1, 2008 until January 4, 2013. Mr. Ursin counsels public entities, businesses and individuals in a wide range of legal issues with a concentration on local government, banking, insurance, and construction law. Mr. Ursin is also experienced with complex business and real estate transactions. Mr. Ursin also served as Judicial Law clerk to the Honorable Ronald B. Graves, J.S.C. Mr. Ursin’s knowledge of the customers and communities in the northern New Jersey marketplace are beneficial to us and will provide us valuable insight into the current market.

Mr. Anthony S. Abbate was the President and Chief Executive Officer of Interchange Bank from 1981 and its parent company, Interchange Financial Services Corporation, a publicly traded bank holding company based in Northern New Jersey, from its formation in 1984 until 2006 when it was acquired by TD Bank. Mr. Abbate served on the board of directors and the audit committee of KSP Transportation Partners, L.P., a New York Stock Exchange traded company until its acquisition in 2011 by Kirby Corporation. Mr. Abbate’s prior service as the Chief Executive Officer of a publicly traded bank holding company, and his service on the board of directors of a New York Stock Exchange traded company have given him exposure to different approaches to corporate governance and other key issues. As a career banker, he brings a wealth of industry experience to our Board.

Mr. Mark J. Hontz is a partner in the Newton, New Jersey based law firm of Hollander, Strelzik, Pasculli, Pasculli, Hinkes, Wojcik, Gacquin, Vandenberg & Hontz, L.L.C. and has been a practicing lawyer since 1992. His experience counseling various clients and business entities has given him insight into many of the issues we deal with, including risk mitigation and corporate governance.

Mr. Donald L. Kovach is a founding organizer of Sussex Bank and has served on its board of directors since it was established in 1975. Mr. Kovach is also a member of our Board. He formerly served as our Chief Executive Officer and Chairman of the Board. He is also formerly a practicing attorney in Franklin, New Jersey. His business and legal experience and background give Mr. Kovach unique insight into all of the components of our business, including stockholder relations, capital management, loss mitigation, financial and strategic planning, regulatory relations and management planning.

Reverend Timothy Marvil is the Chairman of Ames Rubber Corporation of Hamburg, New Jersey. Ames is a technical engineering and manufacturing company of polymer parts and products. He has been employed by Ames since 1984, and is a graduate of Brown University. He is also an ordained minister in the Presbyterian Church (USA). Reverend Marvil’s employment at Ames has provided him with experience in corporate finance, corporate governance and capital allocation, all issues faced by us.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers who are not also a director.

Steven M. Fusco, age 46, has served as Chief Financial Officer and Senior Vice President since 2010. Mr. Fusco also has served as the Executive Vice President of Sussex Bank since June 2010. Mr. Fusco has over 27 years of banking experience, including managing accounting and treasury functions, strategic planning, risk management, regulatory compliance, mergers and acquisitions and consulting. Prior to joining the Company and Sussex Bank, Mr. Fusco served as a Vice President and Treasury Manager with Investors Bank and as the Chief Financial and Operating Officer and Executive Vice President of Mariner’s Bancorp and Mariner’s Bank. Mr. Fusco also served as the Treasurer and First Vice President for Interchange Bank during his 10 years at the bank.

George Lista, age 53, has served as the President and Chief Executive Officer of our subsidiary, Tri-State Insurance Agency, since 2001. Mr. Lista joined Sussex Bank when we acquired Tri-State Insurance Agency in 2001. Mr. Lista served as Chief Operating Officer of Tri-State prior to its acquisition. Mr. Lista has 30 years of experience in the insurance industry.

Kurt Breitenstein, age 45, has served as Executive Vice President and Chief Lending Officer of Sussex Bank since January of 2012 and has been with the Company since June of 2011. He currently serves as Sussex Bank’s Chief Lending Officer. Prior to joining Sussex Bank, Mr. Breitenstein was a Senior Vice President of Valley National Bank. Prior to that, he was First Vice President and Commercial Lending Team Leader at Interchange Bank. Mr. Breitenstein has 28 years of experience in banking, including 24 years in commercial credit and lending.

Vito Giannola, age 36, has served as Executive Vice President and Chief Retail Officer of Sussex Bank since September 2010. Mr. Giannola has over 15 years of experience in retail, small business and government banking. Prior to joining Sussex Bank, Mr. Giannola served as Retail Market Manager and Senior Vice President with TD Bank, where he held various positions throughout the bank. Mr. Giannola also held various positions with Chase and First Union (Wachovia).

Neill Schreyer, age 55, has served as Senior Vice President and Chief Credit Officer of Sussex Bank since June 2010. Previously, he served as the Loan Workout Officer since joining us in July 2009. Mr. Schreyer has over 30 years of banking experience in branch banking and lending. Prior to coming to Sussex Bank, he was the Division Head for The Bank of New York’s small and middle market loan workout division.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of shares of common stock as of March 4, 2013, by (i) each director and nominee for director, (ii) each of the named executive officers listed in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person who is known by us to beneficially own 5% or more of our outstanding common stock. Other than as set forth in this table, we are not aware of any individual or group that holds in excess of 5% of our outstanding common stock. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Sussex Bancorp, 200 Munsonhurst Road, Route 517, Franklin, NJ 07416.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Common Stock Outstanding
Named Executive Officers and Directors:
Anthony Labozzetta (2)	116,864	3.4%
Donald L. Kovach (3)	87,970	2.6%
Steven M. Fusco (4)	43,232	1.3%
George Lista (5)	68,279	2.0%
Anthony S. Abbate (6)	51,400	1.5%
Patrick Brady (7)	25,321	*
Richard Branca (8)	22,563	*
Katherine H. Caristia (9)	13,799	*
Mark J. Hontz (10)	12,748	*
Edward J. Leppert (11)	82,957	2.4%
Timothy Marvil (12)	59,488	1.7%
Robert McNerney (13)	900	*
Richard W. Scott (14)	62,211	1.8%
John E. Ursin (15)	12,062	*
Directors & Officers as a Group (17 persons)	682,602	19.8%

Other Shareholders:
Hot Creek Capital, L.L.C. (16) 600 University Street, Suite 2003 Seattle, Washington 98101	273,381	8.0%

Wellington Management Company, LLP (17) 75 State Street Boston, MA 02109	328,437	9.6%

*	Less than 1% of the total outstanding shares of common stock.

(1)	This table is based solely upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,423,713 shares outstanding on March 4, 2013, adjusted as required by rules promulgated by the SEC.
(2)	Consists of: a) 49,081 shares as to which Mr. Labozzetta has sole voting and investment power, b) 62,137 unvested shares of restricted stock as to which he has sole voting power, c) 4,589 shares held for the benefit for his sons as to which he has sole voting and investment power and d) 1,057 shares held in an IRA for his spouse which he has no voting or investment powers.
(3)	Consists of: a) 76,800 shares as to which Mr. Kovach has sole voting and investment power, b) 1,000 unvested shares of restricted stock as to which he has sole voting power, and c) 10,170 shares held in an IRA for Mr. Kovach’s benefit as to which he has sole voting and investment power.
(4)	Consists of: a) 10,176 shares as to which Mr. Fusco has sole voting and investment power, b) 24,834 unvested shares of restricted stock as to which he has sole voting power and c) 8,222 shares held in an IRA for Mr. Fusco’s benefit as to which he has sole voting and investment power.
(5)	Consists of: a) 52,700 shares as to which Mr. Lista has sole voting and investment power, b) 1,867 unvested shares of restricted stock as to which he has sole voting power and c) 13,712 shares issuable pursuant to options exercisable within 60 days of March 4, 2013.
(6)	Consists of: a) 50,200 shares as to which Mr. Abbate has sole voting and investment power and b) 1,200 unvested shares of restricted stock as to which he has sole voting power.
(7)	Consists of: a) 13,462 shares as to which Mr. Brady has sole voting and investment power, b) 1,200 unvested shares of restricted stock as to which he has sole voting power and c) 10,659 shares issuable within 60 days of March 4, 2013 pursuant to the Directors Deferred Compensation Agreement.
(8)	Consists of: a) 16,044 shares as to which Mr. Branca has sole voting and investment power, b) 1,200 unvested shares of restricted stock as to which he has sole voting power, c) 1,118 shares issuable pursuant to options exercisable within 60 days of March 4, 2013 and d) 4,201 shares issuable within 60 days of March 4, 2013 pursuant to the Directors Deferred Compensation Agreement.
(9)	Consists of: a) 9,189 shares as to which Ms. Caristia has sole voting and investment power, b) 1,200 unvested shares of restricted stock as to which he has sole voting power and c) 3,410 shares issuable pursuant to options exercisable within 60 days of March 4, 2013.
(10)	Consists of: a) 8,108 shares as to which Mr. Hontz has sole voting and investment power, b) 1,200 unvested shares of restricted stock as to which he has sole voting power, c) 2,236 shares issuable pursuant to options exercisable within 60 days of March 4, 2013 and d) 1,204 shares issuable within 60 days of March 4, 2013 pursuant to the Directors Deferred Compensation Agreement.
(11)	Consists of: a) 17,844 shares as to which Mr. Leppert has sole voting and investment power, b) 1,200 unvested shares of restricted stock as to which he has sole voting power, c) 17,967 held in an IRA for Mr. Leppert’s benefit as to which he has sole voting and investment powers, d) 3,984 shares held in an IRA for his spouse which he has no voting or investment powers, e) 3,410 shares issuable pursuant to options exercisable within 60 days of March 4, 2013 and f) 38,552 shares issuable within 60 days of March 4, 2013 pursuant to the Directors Deferred Compensation Agreement.
(12)	Consists of: a) 4,311 shares as to which Mr. Marvil has sole voting and investment power, b) 1,200 unvested shares of restricted stock as to which he has sole voting power, c) 47,281 shares held in the Joel D. Marvil Residual Trust which, as trustee, he has sole voting and investment power, d) 3,410 shares issuable pursuant to options exercisable within 60 days of March 4, 2013 and e) 3,286 shares issuable within 60 days of March 4, 2013 pursuant to the Directors Deferred Compensation Agreement.
(13)	Consists of: a) 900 shares as to which Mr. McNerney has sole voting and investment power and b) 600 unvested shares of restricted stock as to which he has sole voting power.
(14)	Consists of: a) 57,201 shares as to which Mr. Scott has sole voting and investment power, b) 1,000 unvested shares of restricted stock as to which he has sole voting power and c) 3,410 shares issuable pursuant to options exercisable within 60 days of March 4, 2013.

(15)	Consists of: a) 10,000 shares held in an IRA for Mr. Ursin’s benefit as to which he has sole voting and investment power shares, b) 300 shares held in an IRA for his spouse which he has no voting or investment powers and c) 1,762 shares issuable within 60 days of March 4, 2013 pursuant to the Directors Deferred Compensation Agreement.
(16)	As disclosed on Schedule 13G/A, filed January 8, 2013, (i) Hot Creek Capital, L.L.C. (the “General Partner”), (ii) Hot Creek Investors, L.P. (“Investors”), and (iii) Darren R. Tymchyshyn, the principal member of the General Partner ((i), (ii), and (iii) being collectively, the “Filing Persons”) may be deemed to beneficially own these shares, which are held of record by the Investors. The other Filing Persons have voting and investment power over the shares held by Investors.
(17)	As disclosed on Schedule 13G/A, filed February 14, 2011, Wellington Management, in its capacity as investment adviser, has shared voting and investment power and may be deemed to beneficially own the shares which are held of record by clients of Wellington Management.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to report to the Securities and Exchange Commission their initial ownership of our common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the Securities and Exchange Commission and we are required to disclose in this proxy statement any late filings or failures to file.

Based solely on its review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our executive officers and directors during fiscal 2012 were met.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee the day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, the President and Chief Executive Officer, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

The Board held four regularly scheduled and three special meetings during the year ended December 31, 2012. Each incumbent director attended at least 75% of the total of (i) the meetings of the Board held during the period for which he or she has been a director and (ii) the meetings of the committee(s) on which that particular director served during such period.

It is our policy to encourage directors to attend the Annual Meeting. All directors attended the 2012 annual meeting of shareholders.

Board of Directors Independence

As required under the NASDAQ listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the listing standards of the NASDAQ, as in effect from time to time. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Consistent with these considerations, the Board has affirmatively determined that the following nine current directors are independent directors within the meaning of the NASDAQ listing standards: Anthony S. Abbate, Richard Branca, Patrick Brady, Katherine H. Caristia, Mark J. Hontz, Edward J. Leppert, Timothy Marvil, Robert McNerney, Richard W. Scott and John E. Ursin. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. The Board has determined that Donald L. Kovach, our former Chairman of the Board, President and Chief Executive Officer and Anthony Labozzetta, our President and Chief Executive Officer, are not independent directors by virtue of their current or recent employment with us.

Code of Ethics and Corporate Governance Guidelines

We have a Code of Conduct, which applies to all our directors, officers and employees. We also have a Senior Management Code of Ethics, which applies to our principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions for us, and which requires compliance with the Code of Conduct. The Senior Management Code of Ethics meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K.

We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding an amendment to, or a waiver from, a provision of our code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, by posting such information on our website at the internet address set forth below. We did not amended or granted any waivers of a provision of our code of ethics during 2012.

The Board adopted Corporate Governance Guidelines to assure that it will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board independence, composition and selection, board meetings and involvement of senior executives, senior executive performance evaluation and succession planning, and board committees and compensation.

The Code of Conduct, the Senior Management Code of Ethics and the Corporate Governance Guidelines are available on our website at www.sussexbank.com.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Historically, we combined the positions of Chief Executive Officer and Chairman of the Board, with Mr. Donald L. Kovach serving in both capacities. However, with the retention of Mr. Anthony Labozzetta to serve as President and Chief Executive Officer, the Board elected to separate the positions, and Mr. Kovach continued to serve as Chairman of the Board. On January 1, 2012, Mr. Leppert assumed the role of Chairman of the Board. The Board believes that this structure is now the most appropriate for the Company because it provides the Board with additional diversity of views on managing the Company and provides the Board with greater independence. The Board also believes that Mr. Leppert’s financial experience, solid corporate governance acumen and thorough understanding of our customers and the communities in which we serve will contribute to the continuity of our business and operations.

Board’s Role in Risk Oversight

Risk is an inherent part of the business of banking. Risks faced by us include credit risk relating to our loans and interest rate risk related to our balance sheet. The Board oversees these risks through the adoption of policies and by delegating oversight to certain Board committees, including the loan and asset-liability committees. These committees exercise oversight by establishing a corporate environment that promotes timely and effective disclosure, fiscal accountability and compliance with all applicable laws and regulations.

Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the year ended December 31, 2012, for each committee:

Name	Audit	Compensation	Nominating and Corporate Governance
Anthony Abbate		X*
Patrick Brady	X		X
Richard Branca		X	X
Katherine H. Caristia**	X*		X
Mark J. Hontz		X	X
Edward J. Leppert	X		X*
Timothy Marvil		X
Robert McNerney
Richard W. Scott	X
John E. Ursin
Total meetings in 2012	5	3	5

* Committee Chairman

** Financial Expert

Audit Committee

During 2012, the Audit Committee was chaired by Katherine H. Caristia, with Directors Patrick Brady, Edward Leppert and Richard W. Scott as members. The purpose of the Audit Committee is to assist the Board’s oversight of our accounting and financial reporting process, including our internal audit function and the audits of our financial statements.

The primary duties and responsibilities of the Audit Committee are to:

•	oversee and monitor the financial reporting process, internal audit function and internal controls and procedures;
•	appoint, compensate and oversee the work of the independent auditors;
•	review and evaluate the audited financial statements with management and the independent auditors and report any substantive issues found during the audit to the Board;
•	review and approve all transactions with related parties; and
•	provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department and the Board.

The Audit Committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. The Audit Committee pre-approved 100% of the services performed by the independent registered public accounting firm during 2012.

The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

The Board reviews the definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Board has also determined that Ms. Caristia qualifies as an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee has a written charter, which is available on our website at www.sussexbank.com.

AUDIT COMMITTEE REPORT(1)

The Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2012 with management and our independent registered public accounting firm, ParenteBeard LLC. The Audit Committee has discussed with ParenteBeard LLC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from ParenteBeard LLC required by applicable requirements of the PCAOB regarding ParenteBeard LLC’s communications with the Audit Committee concerning independence, and has discussed with ParenteBeard LLC the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Sussex Bancorp
Audit Committee

Katherine H. Caristia, Chair
Anthony S. Abbate
Patrick Brady
Richard W. Scott

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing we make under either the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

During 2012, the Compensation Committee consisted of Directors Anthony S. Abbate, Richard Branca, Mark J. Hontz and Timothy Marvil, with Director Abbate serving as Chairman on the Committee. Each member of the Compensation Committee is independent, as such term is defined in Section 5605(a)(2) of the NASDAQ listing standards. As required by its charter, the Compensation Committee meets at least semi-annually and with greater frequency if necessary. The Compensation Committee has a written charter, which is available on our website at www.sussexbank.com.

The purpose of the Compensation Committee is to review senior management’s performance and determine compensation, and review and set guidelines for compensation of all employees. Pursuant to its charter, the Compensation Committee’s responsibilities include:

•	annually review and approve corporate and/or individual goals and objectives relevant to the compensation of the President and Chief Executive Officer, evaluate performance in light of those goals and objectives, and recommend to the Board the compensation level based on this evaluation;
•	annually review and recommend to the Board for the President and Chief Executive Officer and the senior executives (i) annual base salary, (ii) any annual and long-term incentives, and (iii) any special or supplemental benefits;
•	making recommendations to the Board with respect to profit sharing and equity-based compensation plans;
•	review our insider trading policies and procedures; and
•	review and adopt any necessary or desirable amendments or changes to any and all benefit, incentive compensation, and equity-based plans.

In addition, pursuant to its charter, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. No compensation consultants were used by the Compensation Committee during 2012.

Nominating and Corporate Governance Committee

During 2012, the Nominating and Corporate Governance Committee consisted of Chairman Edward J. Leppert, and Directors Patrick Brady, Anthony S. Abbate, Richard Branca, Katherine H. Caristia and Mark J. Hontz. All members of our Nominating and Corporate Governance Committee are independent (as independence is currently defined in Section 5605(a)(2) of the NASDAQ listing standards). The Nominating and Corporate Governance Committee has a written charter, which is available on our website at www.sussexbank.com.

Pursuant to its charter, the Nominating and Corporate Governance Committee is responsible for:

•	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by the Board);
•	recommending to the Board for selection candidates for election to the Board;
•	reviewing and evaluating incumbent directors;
•	developing and overseeing an annual evaluation of the Board and its members, its committees and the CEO; and
•	developing a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board the appropriate skills and characteristics required of board members in the context of the current make-up of the Board. When we have an opening on the Board, we will always look at a diverse pool of candidates. The assessment of the Board’s characteristics includes diversity, skills, such as an understanding of financial statements and financial reporting systems, and an understanding of our market area. We view and define diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities.

The Nominating and Corporate Governance Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations are evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to Edward J. Leppert, the Chairman of the Nominating and Corporate Governance Committee, at One County Road 560, Sandyston, New Jersey 07826. Any nomination for director should be received by the Chairman on or before January 28, 2014. For additional information about our director nomination requirements, please see our Amended and Restated By-laws.

Shareholder Communications with Our Board of Directors

Shareholders wishing to communicate directly with the independent members of the Board of Directors may send correspondence to Edward J. Leppert, Chairman of the Board, One County Road 560, Sandyston, New Jersey 07826.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to the Chief Executive Officer and the two other most highly compensated executive officers (the “named executive officers”) for services during each of the last two completed fiscal years, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Anthony Labozzetta,	2012	332,686	86,408	70,778	63,584	553,456
President and Chief Executive Officer	2011	329,721	82,545	71,160	70,281	553,707
Steven M. Fusco,	2012	177,220	22,996	12,513	7,069	219,798
Senior Vice President and Chief Financial Officer	2011	164,892	26,778	19,235	12,437	223,342
George Lista,	2012	160,039	33,045	5,990	180,785	379,859
Chief Executive Officer,	2011	160,039	23,649	4,000	181,530	369,218
Tri-State Insurance Agency, Inc.

(1)	The amounts set forth represent the aggregate grant date fair value of the stock and option awards, computed in accordance with FASB ASC Topic 718.
(2)	Amounts in this column are set forth in the table below and include life insurance premiums, 401(k) employer contributions, HSA contributions, SERP contributions, commissions and perquisites. The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans, not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation. In addition, we provide certain non-cash perquisites and personal benefits to each named executive officer such as country club memberships and the use of an automobile.

	Life Insurance Premiums ($)	401(k) Employer Contributions ($)	HSA Contributions ($)	SERP Contributions ($)	Commissions ($)	Perquisites ($)	Total ($)
Anthony Labozzetta	816	7,324	–	51,633	–	3,811	63,584
Steven M. Fusco	736	3,843	–	–	–	2,490	7,069
George Lista	816	8,209	2,500	–	164,000	5,260	180,785

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (1) ($)
Anthony Labozzetta	–	–	–	–	55,898	(2)	300,731

Steven M. Fusco	–	–	–	–	24,427	(3)	131,417

George Lista	5,577	–	8.99	04/23/2013	1,683	(4)	9,055
	5,591	–	14.67	01/07/2014
	2,544	–	13.39	01/25/2015

(1)	Market value is calculated on the basis of $5.38 per share, which is the closing sales price for our common stock on December 31, 2012.
(2)	40,000 shares will vest over three years beginning December 31, 2013; 1,666 shares will vest on February 10, 2014; and 14,232 shares will vest over two years beginning February 1, 2013.
(3)	19,780 shares vest over three years beginning June 23, 2013; 1,200 shares will vest on February 10, 2014 and 3,847 shares will vest over two years beginning February 1, 2013.
(4)	250 shares will vest on January 9, 2014; 500 shares will vest on January 21, 2014; 700 shares will vest on February 10, 2014 and 800 shares will vest over two years beginning February 1, 2014.

Amended and Restated Executive Incentive Deferred Compensation Plan

Effective January 21, 2010, the Board adopted the Sussex Bank Amended and Restated Executive Incentive and Deferred Compensation Plan, or the Plan. Under the Plan, our executives who are selected to participate in the Plan may earn awards paid in both cash and shares of our common stock, provided that certain company-wide and/or individual performance criteria are met. Performance criteria for each participating executive will be determined annually by the Compensation Committee. Grants of common stock will be subject to a three year vesting requirement, and all awards will be subject to repayment in the event that it is subsequently determined that the performance metrics on which the award is based are subsequently determined not to have been satisfied, due to a financial restatement or otherwise. Participants in the Plan have the option to defer some or all of their compensation or cash incentive awards. Amounts so deferred will earn interest at a rate equal to the average interest rate earned by Sussex Bank on its investment portfolio.

Employment Agreements, Change in Control Agreements and Other Material Agreements

Anthony Labozzetta

Employment Agreement. The Company and Sussex Bank are parties to an employment agreement with Mr. Labozzetta pursuant to which he will serve as President and Chief Executive Officer of the Company and the Bank. The employment agreement provides for a three year term which is automatically extended for an additional year annually unless either party provides written notice terminating the automatic extension. The employment agreement provides that Mr. Labozzetta will receive a base salary of at least $315,000, subject to increase or decrease as determined by the Board. He has further been granted 50,000 shares of our common stock, subject to forfeiture and restricted from transfer during the “Restricted Period,” as such term is defined in the employment agreement. Twenty percent of the shares vested on December 31, 2012, and an additional twenty percent will vest each December 31 thereafter, subject to acceleration in the event of a change in control or Mr. Labozzetta’s death or disability. He will also receive customary fringe benefits, including an automobile or cash allowance, consistent with his position as President and Chief Executive Officer of the Company and Sussex Bank.

The employment agreement permits us to terminate Mr. Labozzetta’s employment for cause (as defined in the agreement) at any time. In the event Mr. Labozzetta is terminated for any reason other than cause, or in the event Mr. Labozzetta resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 50 miles from its location on the date of the employment agreement, or his compensation or other benefits are reduced, Mr. Labozzetta, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the employment agreement, or one year, whichever is greater. In addition, we will continue to provide Mr. Labozzetta with certain insurance and other benefits through the end of the term of the employment agreement.

Mr. Labozzetta’s agreement also contains a change in control provision which would entitle Mr. Labozzetta to receive an amount equal to the base salary he would have received had the employment agreement terminated according to its term, except that after the fifth anniversary of Mr. Labozzetta’s employment, he will be entitled to a payment equal to 2.99 times his then current base salary and 2.99 times the greater of the last bonus actually paid to him or his current bonus eligibility, assuming he performed at the targeted level. Mr. Labozzetta’s agreement also contains a “gross-up payment” in the event any excise tax is imposed on the benefits payable to Mr. Labozzetta upon a change in control. Mr. Labozzetta would also be entitled to continuation of his health, medical, hospital and life insurance benefits for a period of three years.

Supplemental Executive Retirement Plan. On July 20, 2011, we entered into a Supplemental Executive Retirement Agreement, or SERP, a non-qualified defined contribution pension plan that provides supplemental retirement income for Mr. Labozzetta. The SERP was effective as of January 1, 2011. Based on the attainment of certain annual performance targets, we will make annual contributions up to a maximum of 22% of Mr. Labozzetta’s annual base salary to the SERP for the benefit of Mr. Labozzetta. Any amounts credited to the SERP will accrue interest equal to that paid by U.S. 10-year Treasury Notes for each applicable year. The SERP provides for the benefits to be paid monthly over a 5-year period commencing the first day of the month following the later of Mr. Labozzetta’s 65th birthday, or normal retirement age, or termination of employment. If Mr. Labozzetta’s employment is terminated before normal retirement age absent a change in control and other than by us for cause, the amount of the benefit payable to Mr. Labozzetta would be a 100% vested interest in his account if he completed at least 10 years of plan participation. If Mr. Labozzetta is terminated by us without cause or as a result of Mr. Labozzetta’s Resignation for Good Reason (as defined in the SERP), Mr. Labozzetta would be entitled to a 100% vested interest in his account regardless of the number of years of plan participation. If Mr. Labozzetta is employed by us at the time of a Change of Control (as defined in the SERP), Mr. Labozzetta would automatically become 100% vested interest in his account regardless of the number of years of plan participation. If Mr. Labozzetta would become disabled or die before reaching normal retirement age, either he or his beneficiary would be entitled to a 100% vested interest in his account. The SERP also contains a restrictive covenant conditioning Mr. Labozzetta’s receipt of the benefits on his compliance with the non-compete provisions as defined in his employment agreement.

Steven M. Fusco

The Company and Sussex Bank entered into an employment agreement, dated June 23, 2010, with Mr. Fusco pursuant to which he will serve as Executive Vice President and Chief Financial Officer of the Company and Sussex Bank. The employment agreement provides for a two year term, provided that at the end of the term, and each year thereafter, the term of the employment agreement shall automatically be renewed for an additional year until either party, by written notice provided at least 90 days prior to the end of the term elects not to so renew. Mr. Fusco’s employment agreement has been automatically renewed for an additional year beginning June 23, 2012. The employment agreement provides that Mr. Fusco will receive a base salary of at least $160,000, subject to increase or decrease as determined by the Board of Directors. Mr. Fusco has further been granted an award of 24,725 shares of our common stock pursuant to his employment agreement, subject to forfeiture and restricted from transfer during the “Restricted Period,” as such term is also defined in the employment agreement. Twenty percent of these shares vested on June 23, 2012, and an additional twenty percent will vest each June 23 thereafter, subject to acceleration on the event of a change in control or Mr. Fusco’s death or disability. Mr. Fusco will also receive customary fringe benefits, including the use of a Company automobile.

The employment agreement permits us to terminate Mr. Fusco’s employment for cause (as defined in the agreement) at any time. In the event Mr. Fusco is terminated for any reason other than cause, or in the event Mr. Fusco resigns his employment because he is reassigned to a position of lesser rank or status than Chief Financial Officer, his place of employment is relocated by more than 50 miles from its location on the date of the employment agreement, or his compensation or other benefits are reduced, Mr. Fusco, or in the event of his death, his beneficiary, will be entitled to receive a lump sum payment equal to his base salary at the time of such termination or resignation for the remaining term of the employment agreement, or one year, whichever is greater. In addition, we will continue to provide Mr. Fusco with certain insurance and other benefits for the remaining term of the employment agreement, or one year, whichever is greater.

Mr. Fusco’s employment agreement also provides that upon the occurrence of a change in control, as such term is defined in the employment agreement, and in the event Mr. Fusco is subsequently terminated for reasons other than cause or in the event Mr. Fusco, within 18 months of the change in control, resigns his employment for good cause, he will be entitled to receive a lump sum severance payment equal to 2 times his then current base salary, which may be reduced, if necessary, to an amount which is One Dollar ($1.00) less than an amount equal to three times Mr. Fusco’s “base amount” as determined in accordance with such Section 280G of the Internal Revenue Code of 1986, as amended, or the Code.

George Lista

In September 2006, our Tri-State Insurance Agency subsidiary entered into an employment agreement with of George Lista. Under Mr. Lista’s agreement, he was to serve as the Chief Executive Officer of Tri-State Insurance Agency for an initial term of five years ending December 31, 2011. The term of the agreement will automatically renew for two additional one year periods unless either Mr. Lista or Tri-State provides notice of an intention not to renew. Accordingly, this agreement has automatically renewed such that it will expire no earlier than December 31, 2013. Mr. Lista currently receives a base salary of $160,039 annually, which is to be adjusted each January 1 to reflect the increase in the consumer price index. Mr. Lista is also entitled to receive commissions on insurance products sold by him, and he is also entitled to participate in our Executive Incentive and Deferred Compensation Plan. Mr. Lista may be terminated for cause (as defined in the agreement). In the event Mr. Lista’s employment is terminated other than for cause, he will be entitled to receive his then current base salary and insurance benefits for the remaining term of the agreement.

DIRECTOR COMPENSATION

Meeting Fees

Our non-employee directors receive an annual retainer of $6,500, except for Chairman of the Board who receives an annual retainer of $50,000. In addition, non-employee directors, other than the Chairman of the Board, receive a per-meeting fee of $500. Members of our committees also receive fees for committee service or for serving as the Chair of a committee. The Chair of our Audit Committee receives a per-meeting fee of $1,500 and committee members receive a per-meeting fee of $1,000. The Chair of our Compensation Committee receives a per meeting fee of $1,500, and committee members receive a per-meeting fee of $750. All members of the Nominating and Corporate Governance Committee receive a per-meeting fee of $300.

Director Deferred Compensation Agreement

The Board adopted a Director Deferred Compensation Agreement, or DDCA, for both Sussex Bank and the Company in July 2006, which has subsequently been amended. Under the terms of the DDCA, a director may elect to defer all or a portion of his fees for the coming year. Under the DDCA, only the payment of the compensation earned is deferred, and there is no deferral of the expense in our financial statements related to the participant’s deferred compensation, which will be charged to our income statement as an expense in the period in which the participant earned the compensation. The deferred amounts are credited with earnings at a rate equal to either (i) the average interest rate earned by us on our investment portfolio, or (ii) the total return of our common stock. The method of determining earnings may be selected by the participant in his or her discretion.

The participant’s benefit will be distributed to the participant or his beneficiary upon a change in control of the Company, the termination of the DDCA, the occurrence of an unforeseeable emergency, the termination of the participant’s affiliation with the Company, the participant’s retirement or the participant’s death or disability. Upon distribution, a participant’s benefit will be paid in monthly installments over a period of 10 years.

Director Compensation Table

The following table sets forth information regarding compensation earned by our non-employee directors during the last fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
Anthony S. Abbate	24,100	3,000	27,100
Patrick Brady (2)	26,300	3,000	29,300
Richard Branca	19,550	3,000	22,550
Katherine H. Caristia	28,600	3,000	31,600
Mark J. Hontz	27,950	3,000	30,950
Donald L. Kovach	23,925	3,000	26,925
Edward J. Leppert (2)	50,000	3,000	53,000
Timothy Marvil (2)	18,950	3,000	21,950
Robert McNerney	19,100	3,000	22,100
Richard W. Scott	23,400	3,000	27,400
John E. Ursin(3)	7,875	-	7,875

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to restricted stock awards granted to our Directors.
(2)	Directors Brady, Branca, Hontz, Leppert, Marvil and Ursin deferred $26,300, $19,550, $5,590, $25,000 $6,225 and $7,875, respectively, of their fees pursuant to the DDCA.
(3)	Represents fees earned or paid since Mr. Ursin’s appointment to the Board on July 25, 2012.

TRANSACTIONS WITH RELATED PERSONS

We have made in the past and, assuming continued satisfaction of generally applicable credit standards, expect to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of 10% or more). These loans have all been made in the ordinary course of our business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

Other than the ordinary course lending transactions described above, which must be approved by our Board under bank regulatory requirements, all related person transactions are reviewed and approved by our Audit Committee. This authority is provided to our Audit Committee under its written charter. In reviewing these transactions, our Audit Committee seeks to ensure that each transaction is no less favorable than a transaction with an unaffiliated third party.

Certain Related-Person Transactions

Other than compensation arrangements, the following is a description of transactions since January 1, 2011 to which we were a participant or will be a participant, and in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described above under the sections entitled “Executive Compensation” and “Director Compensation.”

We rent our Augusta, New Jersey office location from a real estate management company of which our executive officer, George Lista, is a 50% owner. The lease expires in July 2015. The aggregate amount of all periodic payments due on or after January 1, 2011 was $802,615 and the aggregate amount of all periodic payments due on or after January 1, 2012 was $640,227.

Mr. Hontz, one of our directors, is a partner of Hollander, Strelzik, Pasculli, Pasculli, Hinkes, Wojcik, Gacquin, Vandenberg & Hontz, L.L.C., a firm that renders various legal services to us. During 2012 and 2011, Hollander, Strelzik, Pasculli, Pasculli, Hinkes, Gacquin, Vandenberg & Hontz, L.L.C. received fees for legal services of $29,077 and $24,042, respectively.

Mr. McNerney, one of our directors, is a member of McNerney & Associates, Inc., a firm that renders real estate appraisal services to us. During 2012 and 2011, McNerney & Associates, Inc. received fees for real estate appraisals of $37,250 and $12,500, respectively.

Mr. Ursin, one of our directors, is a partner of Couter, Kobert & Cohne, PC, a firm that renders various legal services to us. During 2012, Couter, Kobert & Cohne, PC received fees for legal services of $115,134.

Proposal 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of ParenteBeard LLC to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2013. This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects our independent auditors for the following fiscal year.

ParenteBeard LLC,has served as our independent registered public accounting firm since 2001, and one or more representatives of ParenteBeard LLC will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from shareholders.

Vote Required

The proposal to ratify the appointment of ParenteBeard LLC as our independent registered public accounting firm for the year ended December 31, 2013, requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

Our Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PARENTEBEARD LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Independent Registered Public Accounting Firm Fees and Services

During the fiscal years ended December 31, 2012 and December 31, 2011, respectively, we retained and paid ParenteBeard LLC to provide audit and other services as follows:

	2012	2011
Audit Fees (1)	$105,882	$98,503
Audit-Related Fees (2)	26,625	23,057
Tax Fees (3)	26,950	29,563
All Other Fees	-	-
Total	$159,457	$151,123

(1)	Includes professional services rendered for the audit of our annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.
(2)	Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, and other attest services not required by statute or regulation.
(3)	Tax fees include the following: preparation of state and federal tax returns, PA Bankshare tax return, and assistance with calculating estimated tax payments.

PROPOSAL 3

NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION

OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), requires us to provide our shareholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our named executive officers as disclosed in this proxy statement.

Vote Required

The approval of the non-binding advisory resolution on the compensation of our named executive officers will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. In addition, an abstention shall not constitute a vote cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

Our Recommendation

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

General

The compensation of our named executive officers is disclosed in the summary compensation table and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, the Board believes that our executive compensation philosophy, policies and procedures provide a strong link between each named executive officer’s compensation and our short and long-term performance. The objective of our executive compensation program is to provide compensation which is competitive based on our performance and aligned with the long-term interests of our shareholders.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

Your vote on this Proposal 3 is advisory, and therefore not binding on us, the Compensation Committee or the Board. Your advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to align our executive compensation with the best interests of the Company and our shareholders.

PROPOSAL 4

NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING

ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also requires us to permit a separate non-binding, advisory shareholder vote with respect to the frequency of the advisory vote on the compensation of our named executive officers. In particular, you may vote whether the advisory vote should occur every year, every two years or every three years. Shareholders may also abstain from voting.

Vote Required

The choice receiving the greatest number of votes – every year, every two years or every three years – will be the frequency that shareholders will be deemed to have approved. Broker non-votes and abstentions will have no effect on the vote.

Our Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE OPTION OF EVERY “3 YEARS” AS YOUR PREFERENCE FOR THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

General

Our Board believes that its current executive compensation programs directly link executive compensation to its short and long-term financial performance and align the interests of its named executive officers with those of its shareholders. After careful consideration of this Proposal, our Board has determined that an advisory vote on the compensation of our named executive officers that occurs every three years is the most appropriate alternative for us, and therefore our Board recommends that you vote for an advisory vote on the compensation of our named executive officers occurring every three years.

Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of an advisory vote on the compensation of our named executive officers.

PROPOSAL 5

APPROVAL OF THE SUSSEX BANCORP 2013 EQUITY INCENTIVE PLAN

We are asking shareholders to consider and vote upon a proposal to approve the Sussex Bancorp 2013 Equity Incentive Plan, or the 2013 Plan. The following is qualified in its entirety by the full text of the 2013 Plan, which is attached to this proxy statement as Appendix A and is incorporated by reference into this proposal.

Upon the recommendation of the Compensation Committee, the Board approved the 2013 Plan on March 14, 2013, subject to the receipt of shareholder approval at the Annual Meeting. The Board believes that approval of the 2013 Plan is in the best interests of the Company and its shareholders.

No awards under the 2013 Plan have been granted or will be granted unless and until the 2013 Plan is approved by our shareholders at the Annual Meeting. Grants of awards under the 2013 Plan will be in the discretion of the Compensation Committee and any other committee authorized to grant awards under the 2013 Plan. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any awards under the 2013 Plan that may be subject to future grants to our employees, officers and directors and other affiliates, or to other persons who will be eligible to participate in the 2013 Plan.

If shareholders do not approve the 2013 Plan, compensatory equity-based grants to our employees, officers and directors will continue to be made under the Sussex Bancorp 2004 Equity Incentive Plan, or the 2004 Plan, to the extent shares of our common stock are available for issuance thereunder.

Vote Required

The approval of the 2013 Plan will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE SUSSEX BANCORP 2013 EQUITY INCENTIVE PLAN.

Equity Awards Outstanding and Available

As of December 31, 2012, we had the following equity incentive compensation awards outstanding and shares remaining available for grant under our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
1995 Directors Stock Option Plan	3,850	11.90	–
1995 Employee Stock Option Plan	25,532	11.46	–
2001 Stock Option Plan	26,369	13.55	–
2004 Equity Incentive Plan	–	–	37,683

Equity compensation plans not approved by security holders:	–	–	–

Total	55,751	12.48	37,683

The 2013 Plan

Purpose and Eligibility. The purpose of the 2013 Plan is (i) to provide eligible persons with an incentive to contribute to our success and to operate and manage our business in a manner that will provide for our long-term growth and profitability to benefit its shareholders and other important stakeholders, including its employees and customers, and (ii) to provide a means of obtaining, rewarding and retaining key personnel.

Equity awards may be granted under the 2013 Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of ours or our subsidiaries or other affiliates, and to any other individuals who are approved by the Compensation Committee as eligible to participate in the 2013 Plan. Equity awards may be granted under the 2013 Plan to approximately seventy-two employees, thirty-eight officers and eleven non-employee directors of the Company or any of its subsidiaries or other affiliates. Only our employees or employees of our subsidiaries are eligible to receive incentive stock options.

Effective Date and Term. The 2013 Plan will become effective on the date of the Annual Meeting, subject to the receipt of shareholder approval of this proposal at the Annual Meeting, and will expire automatically ten years after the effective date unless earlier terminated by the Board.

Administration, Amendment and Termination. Our Compensation Committee has the power and authority to administer the 2013 Plan. The Compensation Committee has the authority to interpret the terms and intent of the 2013 Plan, determine eligibility and terms of equity awards for participants and make all other determinations necessary or advisable for the administration of the 2013 Plan. To the extent permitted by law, the Board or Compensation Committee may delegate authority under the 2013 Plan to one or more members of the Board. To the extent permitted by law, the Compensation Committee may delegate to the Chief Executive Officer or other officer of the Company the power and authority to grant equity awards to non-executive employees.

The Compensation Committee may amend, suspend or terminate the 2013 Plan at any time with respect to any shares of common stock as to which equity awards have not been made. No such action may amend the 2013 Plan without the approval of shareholders if the amendment is required to be submitted for shareholder approval by applicable law, rule or regulation, including the NASDAQ listing rules.

Awards

Awards under the 2013 Plan may be made in the form of:

•	stock options, which may be either incentive stock options or nonqualified stock options;
•	restricted stock;
•	unrestricted stock;
•	stock units; or
•	any combination of the foregoing.

An “incentive stock option” is an option that meets the requirements of Section 422 of the Code and a “nonqualified stock option” is an option that does not meet those requirements. “Restricted stock” is an award of common stock on which are imposed restrictions over restricted periods that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. “Stock units” are awards that represent a conditional right to receive shares of common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. “Unrestricted stock” is an award of common stock that is free of restrictions other than those imposed under federal or state securities laws.

The 2013 Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would otherwise apply under the 2013 Plan in the absence of the different terms and conditions in the award agreement.

Awards under the 2013 Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2013 Plan, other awards under another compensatory plan of the Company or any of its affiliates (or any business entity that has been a party to a transaction to the Company or any of the Company’s affiliates), or other rights to payment from the Company or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

The Compensation Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Compensation Committee. Awards under the 2013 Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to the Company or one of its subsidiaries or other affiliates.

Forfeiture; Clawback. We may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligations with respect to the Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in such award agreement. We may annul an outstanding award if the grantee thereof is an employee and is terminated for “Cause” as defined in the applicable award agreement or the 2013 Plan, as applicable.

In addition, any award granted pursuant to the 2013 Plan will be subject to mandatory repayment by the grantee to us to the extent the grantee is or becomes subject to a Company clawback policy or any law, rule or regulation that imposes mandatory recoupment.

Shares Subject to 2013 Plan. Subject to adjustment as described below, the maximum number of shares of common stock available for issuance under the 2013 Plan will be equal to 300,000 shares. Shares issued under the 2013 Plan may be authorized as unissued shares or treasury shares.

Any shares covered by an award, or portion of an award, granted under the 2013 Plan that are forfeited or canceled, expire or settle in cash will be deemed not to have been issued for purposes of determining the maximum number of shares available for issuance under the 2013 Plan.

The number of shares available for issuance under the 2013 Plan will not be increased by the number of shares of common stock: (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option; (ii) deducted or delivered from payment of an award in connection with our tax withholding obligations; or (iii) purchased by us with proceeds from option exercises.

Terms and Conditions of Awards

Terms and Conditions of Options. Each option will become vested and exercisable at such times and under such conditions as the Compensation Committee may approve consistent with the terms of the 2013 Plan. An option granted under the 2013 Plan will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the option grant date. Unless otherwise provided in the option agreement, (i) if a grantee’s service or employment terminates other than for cause and other than upon the grantee’s death or disability, the option may be exercised 30 days following the termination of the grantee’s employment or service; (ii) if a grantee’s service or employment terminates upon the grantee’s death, 100% of the shares underlying the option will accelerate in full and the option may be exercised 12 months following the termination of the grantee’s employment or service; and (iii) if a grantee’s service or employment terminates upon the grantee’s disability, 100% of the shares underlying the option will accelerate in full and the option may be exercised six months following the termination of the grantee’s employment or service. Notwithstanding the foregoing, in no event may an option be exercised following the expiration of its term.

For so long as the common stock remains listed on NASDAQ, the fair market value of the common stock on an award grant date, or on any other date for which fair market value is required to be established under the 2013 Plan, will be the closing price of the common stock as reported on NASDAQ on such date. If there is no such reported closing price on such date, the fair market value of the common stock will be the closing price of the common stock as reported on NASDAQ on the next preceding date on which any sale of common stock will have been reported.

If the common stock ceases to be listed on NASDAQ and is listed on another established national or regional stock exchange or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the common stock on the applicable date as reported on such other stock exchange or established securities market.

If the common stock ceases to be listed on NASDAQ or another established national or regional stock exchange or traded on another established securities market, the Compensation Committee will determine the fair market value of the common stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.

On March 1, 2013, the closing price of the common stock as reported on NASDAQ was $6.86 per share.

Except in connection with a corporate transaction involving us (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), we may not, without obtaining shareholder approval, (i) amend the terms of outstanding options to reduce the exercise price of such outstanding options, (ii) cancel outstanding options in exchange for options with an exercise price that is less than the exercise price of the original options, or (iii) cancel outstanding options with an exercise price above the current stock price in exchange for cash or other securities, or (iv) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

Payment of the option price for shares purchased pursuant to the exercise of an option may be made in cash or in cash equivalents acceptable to us or, to the extent permitted by law and at the discretion of the Compensation Committee, through a broker-assisted cashless exercise, the tender to us of shares of common stock or by a combination of cash payment, cashless exercise or any other method that is approved by the Compensation Committee.

In the case of incentive stock options, the aggregate fair market value of the common stock determined on the option grant date with respect to which such options are exercisable for the first time during any calendar year may not exceed $100,000.

Incentive stock options are non-transferable during the optionholder’s lifetime. Nonqualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may, in its discretion, determine that a nonqualified stock option may be transferred to family members by gift or other transfers deemed not to be for value.

Terms and Conditions of Restricted Stock and Stock Units. Subject to the provisions of the 2013 Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock and stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the common stock subject to the award. Unless otherwise determined by the Compensation Committee, holders of shares of restricted stock will have the right during the restricted period to exercise full voting rights with respect to those shares and the right to receive any dividends declared or paid with respect to the shares.

The restrictions and the restricted period may differ with respect to each participant. An award will be subject to forfeiture if events specified by the Compensation Committee occur before the lapse of the restrictions.

Awards of restricted stock and stock units are generally nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

Terms and Conditions of Unrestricted Stock. The Compensation Committee may award unrestricted stock, free of any restrictions such as vesting requirements, in such amounts and upon such terms as the Compensation Committee may determine. Unrestricted Stock Awards may be granted or sold in respect of past services.

Effect of Corporate Transactions

Adjustment of Shares Subject to 2013 Plan. In the event of any increase or decrease in the number of outstanding shares of common stock, or in the event such shares are changed into or exchanged for a different number or kind of shares or other securities of ours on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, the Compensation Committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the Compensation Committee determines to be necessary to prevent dilution or enlargement of the rights of participants.

Effect of a Change in Control. Subject to the exceptions described below, upon the occurrence of a “change in control,” as defined in the 2013 Plan, all outstanding shares of restricted stock and all stock units will become immediately vested, and the shares of stock subject to outstanding stock units will be delivered immediately before the occurrence of the change in control. In addition, either of the following two actions will be taken:

•	fifteen days before the scheduled completion of the change in control, all options will become immediately exercisable and will remain exercisable for a period of fifteen days, which exercise will be effective upon the consummation of the change in control; or
•	instead of providing for accelerated vesting in awards under the 2013 Plan in connection with the change in control, the Compensation Committee may provide that awards, whether or not exercisable, will be terminated and the holders of awards will receive a cash payment, or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment, equal to the value of the award.

In general, a “change in control” means:

•	a person or group becomes the beneficial owner of more than 50% of the combined voting power of our voting stock on a fully diluted basis;
•	a merger or consolidation of our Company, other than any such transaction in which the holders of the our voting securities prior to the transaction own less than a majority of the voting power of the surviving entity immediately after the transaction;
•	a sale of substantially all of our assets to another person or entity; or
•	the dissolution or liquidation of our Company.

If we are the surviving entity in any reorganization, merger, or consolidation of our company with one or more other entities that does not constitute a change in control, any option outstanding under the 2013 Plan will apply to the securities to which a holder of the number of shares of common stock subject to the option would have been entitled immediately following the transaction, with a corresponding proportionate adjustment of the option exercise price.

The Compensation Committee may provide in any agreement under the 2013 Plan for different provisions to apply to an award under the plan than those described above.

Resale of Shares by Participants. Shares of common stock issued pursuant to the 2013 Plan will be eligible for sale by participants in the public market without restriction under the Securities Act except that any shares issued to an “affiliate” of the Company, as that term is defined in Rule 144 under the Securities Act, will be subject to the resale limitations of Rule 144.

A participant who is an affiliate of the Company may sell in the public market the shares issued to the participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (i) 1% of the then-outstanding shares of common stock and (ii) the reported average weekly trading volume of the then-outstanding shares of common stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to provisions relating to the manner and notice of sale and the availability of current public information about us.

Federal Income Tax Consequences. The following summarizes the federal income tax consequences of awards that may be granted under the 2013 Plan.

Incentive Stock Options. An optionholder will not realize taxable income upon the grant of an incentive stock option under the 2013 Plan. In addition, an optionholder generally will not realize taxable income upon the exercise of an incentive stock option. An optionholder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an optionholder’s death or disability, if an option is exercised more than three months after the optionholder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized below.

If an optionholder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the optionholder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the optionholder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an optionholder engages in a disqualifying disposition, we will not be entitled to a deduction with respect to an incentive stock option. If an optionholder engages in a disqualifying disposition, we will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if we comply with applicable reporting requirements and Section 162(m) of the Code.

If an optionholder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the optionholder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

Nonqualified Stock Options. An optionholder will not realize taxable income upon the grant of a nonqualified stock option. When an optionholder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the optionholder. We will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if we comply with applicable reporting requirements and Section 162(m) of the Code.

If an optionholder tenders shares in payment of part or all of the exercise price of a nonqualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the optionholder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the optionholder had paid the exercise price in cash.

Restricted Stock. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. We generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if we comply with applicable reporting requirements and with the restrictions of Section162(m) of the Code.

Stock Units. A distribution of common stock or a payment of cash in satisfaction of stock units will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received or the amount of the cash payment. We will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code.

Unrestricted Stock. A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. We will be entitled to deduct the amount of any compensation income taxable to the grantee if we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code.

Upon the holder’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Tax Withholding. Payment of the taxes imposed on awards made under the 2013 Plan may be made by withholding from payments otherwise due and owing to the holder. Subject to our prior approval, the holder may elect to satisfy such obligations: (i) by causing us to withhold shares of common stock otherwise issuable or (ii) by delivering to us shares of our common stock already owned by the holder. The maximum number of shares of common stock that may be withheld from any award to satisfy any applicable withholding requirements cannot exceed such number of shares having a fair market value equal to the minimum statutory amount required to be withheld by us and paid with respect to such award.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker.

You may also request an additional proxy statement and annual report by sending a written request to:

Sussex Bancorp

Attn: Linda Kuipers, Secretary

200 Munsonhurst Road

Route 517

Franklin, NJ 07416

Shareholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board.

By Order of the Board of Directors,

Linda Kuipers
Secretary

Franklin, New Jersey

March 27, 2013

Appendix A

Sussex bancorp

2013 equity INCENTIVE PLAN

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	8.10 Family Transfers	13
	8.11 Limitations on Incentive Stock Options	13
	8.12 Notice of Disqualifying Disposition	14
9.	TERMS AND CONDITIONS OF RESTRICTED STOCK and Stock Units	14
	9.1 Grant of Restricted Stock and Stock Units	14
	9.2 Restrictions	14
	9.3 Registration; Restricted Share Certificates	14
	9.4 Rights of Holders of Restricted Stock	15
	9.5 Rights of Holders of Stock Units	15
	9.5.1 Voting and Dividend Rights	15
	9.5.2 Creditor’s Rights	15
	9.6 Termination of Service	15
	9.7 Purchase of Restricted Stock and Shares of Stock Subject to Stock Units	15
	9.8 Delivery of Shares of Stock	16
10.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK	16
11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK	16
	11.1 General Rule	16
	11.2 Surrender of Shares of Stock	16
	11.3 Cashless Exercise	17
	11.4 Other Forms of Payment	17
12.	PARACHUTE LIMITATIONS	17
13.	REQUIREMENTS OF LAW	18
	13.1 General	18
	13.2 Rule 16b-3	18
14.	EFFECT OF CHANGES IN CAPITALIZATION	19
	14.1 Changes in Stock.	19
	14.2 Reorganization in Which the Company Is the Surviving Entity That Does not Constitute a Change in Control	19
	14.3 Change in Control	19
	14.4 Adjustments	20
	14.5 No Limitations on Company	20
15.	GENERAL PROVISIONS	21
	15.1 Disclaimer of Rights	21
	15.2 Nonexclusivity of the Plan	21
	15.3 Withholding Taxes	21
	15.4 Captions	22
	15.5 Construction	22
	15.6 Other Provisions	22
	15.7 Number and Gender	22
	15.8 Severability	22
	15.9 Governing Law	22
	15.10 Code Section 409A	22

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Sussex Bancorp

2013 Equity INCENTIVE PLAN

1.	PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, restricted stock, stock units and unrestricted stock. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided in the Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions will apply:

2.1 “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3 “Award” means a grant under the Plan of an Option, Restricted Stock, a Stock Unit or Unrestricted Stock.

2.4 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Award Stock” will have the meaning set forth in Section 14.3.

2.6 “Benefit Arrangement” will have the meaning set forth in Section 12.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause will have occurred will be final, binding and conclusive.

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2.9 “Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including all common stock, no par value, of the Company.

2.10 “Change in Control” means the occurrence of any of the following:

(a) a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b) individuals who on the Effective Date constitute the Board (together with any new directors whose election by such Board or whose nomination by such Board for election by the shareholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction;

(d) there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act); or

(e) the shareholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

2.11 “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section will be deemed to include, as applicable, regulations promulgated under such Code Section.

2.12 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which will be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.13 “Company” means Sussex Bancorp, a New Jersey corporation.

2.14 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.

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2.15 “Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability will mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16 Effective Date” means [insert], the date on which the Plan was approved by the Company’s shareholders.

2.17 “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.19 “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which will be determined as of any Determination Date as follows:

(a) If on such Determination Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock will be the closing price of the Stock on such Determination Date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee will designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock will be the closing price of the Stock on the next preceding day on which any sale of Stock will have been reported on such Stock Exchange or such Securities Market.

(b) If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock will be the value of the Stock on such Determination Date as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.19 or Section 15.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 15.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, however, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares will be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.20 “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than 50% of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than 50% of the voting interests.

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2.21 “Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination

2.22 “Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.23 “Grantee” means a person who receives or holds an Award under the Plan.

2.24 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.25 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.26 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.27 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.28 “Other Agreement” will have the meaning set forth in Section 12.

2.29 “Outside Director” means a member of the Board who is not an Employee.

2.30 “Parachute Payment” will have the meaning set forth in Section 12.

2.31 “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.32 “Plan” means this Sussex Bancorp 2013 Equity Incentive Plan, as amended from time to time.

2.33 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.34 “Restricted Period” will have the meaning set forth in Section 9.2.

2.35 “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 9.

2.36 “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

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2.37 “Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties will not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service will have occurred for purposes of the Plan will be final, binding and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service will be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.38 “Service Provider” means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.

2.39 “Stock” means the common stock, no par value, of the Company, or any security that shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 14.1.

2.40 “Stock Exchange” means The NASDAQ Stock Market LLC or another established national or regional stock exchange.

2.41 “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 9.

2.42 “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to U.S. generally accepted accounting principles, and (b) in the case of an Award of an Option, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.43 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.44 “Ten Percent Shareholder” means a natural person who owns more than ten percent of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) will be applied.

2.45 “Unrestricted Stock” will have the meaning set forth in Section 10.

2.46 “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

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3.	ADMINISTRATION OF THE PLAN

3.1	Committee.

3.1.1	Powers and Authorities.

The Committee will administer the Plan and will have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee will have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and will have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations will be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee will have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee will be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2	Composition of Committee.

The Committee will be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee will be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and, for so long as the Stock is listed on The NASDAQ Stock Market LLC, an “independent director” within the meaning of NASDAQ Listing Rule 5605(a)(2) (or, in each case, any successor term or provision); provided that any action taken by the Committee will be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3	Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act and, for so long as the Stock is listed on The NASDAQ Stock Market LLC, the rules of such Stock Exchange.

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3.1.4	Delegation by Committee.

To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) “officers” as defined in Rule 16a-1(f) under the Exchange Act or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2	Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board will determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3	Terms of Awards.

3.3.1	Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee will have full and final authority to:

(a) designate Grantees;

(b) determine the type or types of Awards to be made to a Grantee;

(c) determine the number of shares of Stock to be subject to an Award;

(d) establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e) prescribe the form of each Award Agreement evidencing an Award; and

(f) subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority will include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award will, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

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3.3.2	Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan will be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4	No Repricing.

Except in connection with a corporate transaction involving the Company (including any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options to reduce the exercise price of such outstanding Options; (b) cancel outstanding Options in exchange for or substitution of Options with an exercise price that is less than the exercise price of the original Options; (c) cancel outstanding Options with an exercise price above the current stock price in exchange for cash or other securities; or (d) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

3.5	Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV). Any such deferrals will be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a “separation from service” (as defined for purposes of Code Section 409A) occurs.

3.6	No Liability.

No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

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3.7	Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1	Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as will be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 14, the maximum number of shares of Stock available for issuance under the Plan will be equal to 300,000 shares of Stock. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for issuance under the Plan will be available for issuance pursuant to Incentive Stock Options.

4.2	Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee will have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1 will be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and will not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3	Share Usage.

(a) Shares of Stock subject to an Award will be counted as used as of the Grant Date.

(b) Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Section 9.4, will be counted against the share issuance limit set forth in Section 4.1 as one share of Stock for every one share of Stock subject to such Award.

(c) Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares will be available again for issuance under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1. Shares of Stock tendered or withheld or subject to an Award other than an Option surrendered in connection with the purchase of shares of Stock or deducted or delivered from payment of an Award other than Option in connection with the Company’s tax withholding obligations as provided in Section 15.3 will be available again for issuance under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1.

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(d) The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 11.2, (ii) deducted or delivered from payment of an Award of an Option in connection with the Company’s tax withholding obligations as provided in Section 15.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.	EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1	Effective Date.

The Plan will be effective as of the Effective Date.

5.2	Term.

The Plan will terminate automatically ten years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3	Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan will be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment will be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s shareholders. No amendment, suspension or termination of the Plan will impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1	Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee will determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2	Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee will require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1, but subject to Section 3.4, the Option Price of an Option that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option.

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7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan will be evidenced by an Award Agreement, which will be in such form or forms as the Committee will from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but will be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of an Option will specify whether the Option is intended to be a Nonqualified Stock Option or an Incentive Stock Option, and, in the absence of such specification, the Option will be deemed to constitute Nonqualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1	Option Price.

The Option Price of each Option will be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option will be at least the Fair Market Value of one share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option will be not less than 110% of the Fair Market Value of one share of Stock on the Grant Date.

8.2	Vesting.

Subject to Sections 8.3, 8.4.2, 8.4.3 and 14.3, each Option granted under the Plan will become exercisable at such times and under such conditions as will be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option will be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

8.3	Term.

Each Option granted under the Plan will terminate, and all rights to purchase shares of Stock thereunder will cease, upon the expiration of ten years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option will not be exercisable after the expiration of five years from its Grant Date; and provided further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten years from the Grant Date of such Option as the Committee will determine.

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8.4	Termination of Service.

8.4.1	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, if a Grantee’s Service terminates (other than for Cause and other than upon the Grantee’s death or Disability), the Option may be exercised (to the extent that the Grantee was entitled to exercise the Option as of the date of termination of Service) within the period of time ending on the earlier of (i) the date 30 days following the termination of the Grantee’s Service (or such longer or shorter period of time specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Grantee does not exercise the Option within the applicable time frame, the Option will terminate.

8.4.2	Disability of Grantee.

Unless the Committee otherwise provides in an Award Agreement, if a Grantee’s Service terminates as a result of the Grantee’s Disability, (a) 100% of the shares of Stock underlying the Option will immediately vest, effective on the date of termination of Service; and (b) the Option may be exercised (to the extent that the Grantee was entitled to exercise the Option as of the date of termination of Service) within the period of time ending on the earlier of (i) the date [six months] following the termination of the Grantee’s Service (or such longer or shorter period of time specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Grantee does not exercise the Option within the applicable time frame, the Option will terminate.

8.4.3	Death of Grantee.

Unless the Committee otherwise provides in an Award Agreement, if a Grantee’s Service terminates as a result of the Grantee’s death, (a) 100% of the shares of Stock underlying the Option will immediately vest, effective on the date of termination of Service; and (b) the Option may be exercised (to the extent that the Grantee was entitled to exercise the Option as of the date of termination of Service) within the period of time ending on the earlier of (i) the date 12 months following the termination of the Grantee’s Service (or such longer or shorter period of time specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Grantee does not exercise the Option within the applicable time frame, the Option will terminate.

8.4.4.	Termination for Cause.

Unless the Committee otherwise provides in an Award Agreement or unless otherwise provided in another individual written agreement between the Company or any Affiliate and the Grantee, if a Grantee’s Service is terminated for Cause, the Option will terminate immediately upon the Grantee’s termination of Service and the Grantee will be prohibited from exercising the Option from and after the time of such termination of Service.

8.5	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 14, which results in the termination of such Option.

8.6	Method of Exercise.

Subject to the terms of Section 11 and Section 15.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent a notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. The notice of exercise will specify the number of shares of Stock with respect to which such Option is being exercised and will be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

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8.7	Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option will have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 14, no adjustment will be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8	Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee will be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as will be consistent with Section 3.7.

8.9	Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option will be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10	Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option will continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option will be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options will be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service will continue to be applied with respect to the original Grantee of the Option, following which such Option will be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11	Limitations on Incentive Stock Options.

An Option will constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation will be applied by taking Options into account in the order in which they were granted.

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8.12	Notice of Disqualifying Disposition.

If any Grantee makes any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee will notify the Company of such disposition within ten days thereof.

9.	TERMS AND CONDITIONS OF RESTRICTED STOCK and Stock Units

9.1	Grant of Restricted Stock and Stock Units.

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

9.2	Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, which may be applicable to all or any portion of such Restricted Stock or Stock Units. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

9.3	Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration will be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company will hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee will deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates will be delivered to such Grantee, provided that such share certificates will bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

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9.4	Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction will be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

9.5	Rights of Holders of Stock Units.

9.5.1	Voting and Dividend Rights.

Holders of Stock Units will have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s shareholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units will be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit that is equal to the per-share dividend paid on such shares of Stock. Such Award Agreement also may provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid.

9.5.2	Creditor’s Rights.

A holder of Stock Units will have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

9.6	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof will have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

9.7	Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee of an Award of Restricted Stock or vested Stock Units will be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price will be payable in a form provided in Section 11 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

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9.8	Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock will lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock will, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, will have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 9.8.

10.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK

The Committee may, in its sole discretion, grant (or sell at a purchase price as will be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1	General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock will be made in cash or in cash equivalents acceptable to the Company.

11.2	Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which will be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

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11.3	Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 15.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

11.4	Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

12.	PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan will be reduced or eliminated:

(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company will accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Options, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

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13.	REQUIREMENTS OF LAW

13.1	General.

The Company will not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or otherwise, unless such listing, registration or qualification will have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company will not be required to offer, sell or issue such shares of Stock unless the Committee will have received evidence satisfactory to it that the Grantee or any other person exercising such Option or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee will be final, binding, and conclusive. The Company may register, but will in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company will not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option that may be settled in shares of Stock will not be exercisable until the shares of Stock subject to such Option are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option under circumstances in which the laws of such jurisdiction apply will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action will be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and will not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

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14.	EFFECT OF CHANGES IN CAPITALIZATION

14.1	Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, will be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding will be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options will not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options, but will include a corresponding proportionate adjustment in the per share Option Price. The conversion of any convertible securities of the Company will not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 will, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options as required to reflect such distribution.

14.2	Reorganization in Which the Company Is the Surviving Entity That Does not Constitute a Change in Control.

Subject to Section 14.3, if the Company will be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option theretofore granted pursuant to the Plan will pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price so that the aggregate Option Price thereafter will be the same as the aggregate Option Price of the shares of Stock remaining subject to the Option as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award will apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation.

14.3	Change in Control.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control, all outstanding Restricted Stock will be deemed to have vested, all Stock Units will be deemed to have vested and the shares of Stock subject thereto will be delivered immediately prior to the occurrence of such Change in Control, and either of the following two actions will be taken:

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(a) 15 days prior to the scheduled consummation of such Change in Control, all Options outstanding hereunder will become immediately exercisable and will remain exercisable for a period of 15 days, which exercise will be effective upon such consummation; or

(b) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock and/or Stock Units and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock and Stock Units (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options, equal to the product of the number of shares of Stock subject to such Options (the “Award Stock”) multiplied by the amount, if any, by which (i) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (ii) the Option Price applicable to such Award Stock.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option during the 15-day period referred to above will be conditioned upon the consummation of the applicable Change in Control and will be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options will terminate. The Committee will send notice of an event that will result in such a termination to all natural persons and entities who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

14.4	Adjustments

Adjustments under this Section 14 related to shares of Stock or other securities of the Company will be made by the Committee, whose determination in that respect will be final, binding and conclusive. No fractional shares or other securities will be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment will be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 14.1, 14.2 and 14.3. This Section 14 will not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

14.5	No Limitations on Company.

The making of Awards pursuant to the Plan will not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

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15.	GENERAL PROVISIONS

15.1	Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement will be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan will be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan will be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards will in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

15.2	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

15.3	Withholding Taxes.

The Company or an Affiliate, as the case may be, will have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee will pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee will pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered will have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation will be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 15.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.19 or this Section 15.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 15.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares will be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld will equal the applicable minimum withholding rate.

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15.4	Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and will not affect the meaning of any provision of the Plan or such Award Agreement.

15.5	Construction.

Unless the context otherwise requires, all references in the Plan to “including” will mean “including without limitation.”

15.6	Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

15.7	Number and Gender.

With respect to words used in the Plan, the singular form will include the plural form and the masculine gender will include the feminine gender, as the context requires.

15.8	Severability.

If any provision of the Plan or any Award Agreement will be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof will be severable and enforceable in accordance with their terms, and all provisions will remain enforceable in any other jurisdiction.

15.9	Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder will be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

15.10	Code Section 409A.

The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s termination of “separation from service” (as defined for purposes of Code Section 409A will instead be paid on the first payroll date after the six-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

* * *

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To record adoption of the Plan by the Board as of March 14, 2013, and approval of the Plan by the shareholders on April 24, 2013, the Company has caused its authorized officer to execute the Plan.

Sussex Bancorp

By:

Title:

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ANNUAL MEETING OF SHAREHOLDERS OF

SUSSEX BANCORP

April 24, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.snl.com/irweblinkx/GenPage.aspx?IID=4015338&GKP=203214 .

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430304030000000000 8 042413

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Richard Branca
- ○ Katherine H. Caristia
- ○ Anthony Labozzetta
- ○ Robert McNerney

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 year	2 years	3 years	ABSTAIN
4. Consideration and vote upon a non-binding advisory proposal on the frequency of the advisory vote concerning compensation of our named executive officers.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. Consideration and approval of the Sussex 2013 Equity Incentive Plan.	☐	☐	☐

The proxies are authorized to vote in accordance with their discretion with respect to such other business as may properly come before the meeting.

This Proxy will be voted as directed but, if no direction is indicated, it will be voted FOR the election of all nominees in Item 1, FOR the proposals listed in Items 2, 3 and 5 and every 3 Years for the proposal listed in Item 4.

The Board of Directors unanimously recommends a vote FOR the nominees named in Item 1, a vote FOR the proposals in Items 2, 3 and 5 and every 3 Years for the proposal listed in Item 4.

PLEASE SIGN AND DATE BELOW, AND RETURN.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY

SUSSEX BANCORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 24, 2013

The undersigned hereby appoints Steven M. Fusco and Linda Kuipers, and each of them, as proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Sussex Bancorp to be held at the Crystal Springs Country Club, 1 Wild Turkey Way, Hamburg, NJ, 07419, on 24th of April, 2013, at 10:00 a.m. and at any adjournments or postponements thereof, and to vote as specified on the reverse side all shares of stock, as designated on the reverse side, which the undersigned may be entitled to vote at such meeting, and with all other powers which the undersigned would possess if personally present.

CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE

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